UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2025

XOMA ROYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310

Emeryville, California 94608

(Address of Principal Executive Offices)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, XOMA Royalty Corporation (“XOMA”) entered into a share purchase agreement, dated August 3, 2025 (as amended to date, the “Purchase Agreement”), with LAVA Therapeutics N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands (the “LAVA”). In accordance with the Purchase Agreement, on August 15, 2025, XOMA commenced a tender offer (the “Offer”) to purchase all of LAVA’s issued and outstanding common shares, with a nominal value of €0.12 per share (“Shares”) for a price per Share of (i) $1.04 (the “Cash Amount”), payable subject to any applicable tax withholding and without interest, and (ii) one non-transferable contractual contingent value right (“CVR”) for each Share, which shall represent the right to receive potential payments, in cash, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement (as described below). Capitalized terms used and not otherwise defined in this Form 8-K shall have the meanings assigned to such terms in the Offer to Purchase (as defined below).

Pursuant to the Purchase Agreement and the Amended and Restated Offer to Purchase, dated October 17, 2025 (together with any subsequent amendments or supplements thereto, the “Offer to Purchase”), and upon the terms and subject to the conditions thereof, (i) the Subsequent Offering Period expired as scheduled, one minute after 11:59 p.m. Eastern Time on Thursday, November 20, 2025 and (ii) XOMA and LAVA effectuated the Post-Offer Reorganization, which became effective on November 20, 2025. Upon completion of those transactions, each LAVA shareholder that did not tender its Shares prior to the expiration of the Subsequent Offering Period ceased to hold any Shares and will receive, pursuant to the Post-Offer Reorganization, an amount in cash and CVRs, without interest and subject to any required tax withholding, equal to the Offer Consideration multiplied by the number of Shares held by such minority shareholder immediately prior to the effective time of the Downstream Merger.

The foregoing descriptions of the Purchase Agreement, the CVR Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the CVR Agreement, copies of which are filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On November 21, 2025, XOMA issued a press release announcing the expiration of the Subsequent Offering Period and effectuation of the Post-Offer Reorganization. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of LAVA and related notes as of and for the years ended December 31, 2024 and 2023 and the unaudited financial statements of LAVA as of September 30, 2025 and 2024 and for the periods then ended and related notes will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01(a)(3) of Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of XOMA and LAVA as of and for the nine months ended September 30, 2025 and the year ended December 31, 2024 and the related notes will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01(a)(3) of Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, by and among XOMA Royalty Corporation and LAVA Therapeutics N.V., dated August 3, 2025 (incorporated by reference to Exhibit 2.1 to LAVA’s Current Report on Form 8-K filed with the SEC on August 4, 2025).

2.2	Amendment to Share Purchase Agreement, by and among XOMA Royalty Corporation and LAVA Therapeutics N.V., dated October 17, 2025 (incorporated by reference to Exhibit 2.1 to LAVA’s Current Report on Form 8-K filed with the SEC on October 17, 2025).

2.3	Form of Contingent Value Rights Agreement (incorporated herein by reference to Exhibit C of Exhibit 2.1 to LAVA’s Current Report on Form 8-K filed with the SEC on October 17, 2025).

99.1	Press Release issued by XOMA Royalty Corporation on November 21, 2025 (incorporated herein by reference to Exhibit (a)(5)(D) to the Schedule TO-T/A filed by XOMA Royalty Corporation on November 21, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA ROYALTY CORPORATION

Date: November 21, 2025	By:	/s/ Owen Hughes
		Name:	Owen Hughes
		Title:	Chief Executive Officer